UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)	Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 17, 2007, the Board of Directors of Generex Biotechnology Corporation (the “Company”) took the following actions with respect to the compensation of executive officers of the Company.

The Board of Directors awarded restricted shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), under the Company’s 2006 Stock Plan (the “Plan”), to the following executive officers and director of the Company:

Anna E. Gluskin, Chairman of the Board of Directors, President and Chief Executive Officer	200,000 shares
Rose C. Perri, Chief Operating Officer, Chief Financial Officer, Treasurer Secretary and Director	175,000 shares
Mark Fletcher, Executive Vice President and General Counsel	175,000 shares
Nola E. Masterson Director	100,000 shares

The shares underlying the awards will vest as follows in respect of Ms. Gluskin and Ms. Perri: 50% of the shares awarded will vest immediately; 25% of the shares awarded will vest on the first anniversary of the award date; and 25% of the shares will vest on the second anniversary of the award date. The shares underlying the award to Mr. Fletcher will vest as follows: 125,000 of the shares awarded will vest immediately; 25,000 of the shares will vest on the first anniversary of the award date; and 25,000 of the shares will vest on the second anniversary of the award date. The shares underlying the award to Ms. Masterson will vest immediately. The awards of restricted stock will be subject to the terms and conditions of the Plan. The form of the restricted stock agreement entered into with each of the above-named officers is attached hereto as Exhibit 10.1.

The Board of Directors also awarded retroactive salary increases to the above-named executive officers of the Company as follows:

	Annual Base Salary
	Current Effective as of August 1, 2004	Increase Retroactive to August 1, 2005	Increase Retroactive to January 1, 2007
Ms. Gluskin	$425,000	$450,000	$500,000
Ms. Perri	$325,000	$350,000	$400,000
Mr. Fletcher	$250,000	$275,000	$300,000

These are the first salary adjustments for the above-named officers since April 2005. The Board directed that the payment of any and all unpaid salary amounts arising from such retroactive increases be satisfied by September 30, 2007.

Item 9.01.      Financial Statements and Exhibits.

(c)      Exhibits.

10.1	Form of Restricted Stock Agreement for awards to executive officers of Generex Biotechnology Corporation under the Generex Biotechnology Corporation 2006 Stock Plan
10.2	Summary of Annual Base Salaries of Executive Officers of Generex Biotechnology Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Date: August 23, 2007	By:	/s/ Rose C. Perri
Chief Operating Officer and
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

10.1	Form of Restricted Stock Agreement for awards to executive officers of Generex Biotechnology Corporation under the Generex Biotechnology Corporation 2006 Stock Plan
10.2	Summary of Annual Base Salaries of Executive Officers of Generex Biotechnology Corporation